UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2014

Southcross Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue

Suite 2900

Dallas, Texas 75201

(Address of principal executive office) (Zip Code)

(214) 979-3700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on August 4, 2014, Southcross Energy Partners, L.P. (the “Partnership”) completed its acquisition from TexStar Midstream Services, LP (“TexStar”) of its rich gas system (the “TexStar Rich Gas System”) in accordance with the previously disclosed Contribution Agreement, dated as of June 11, 2014, among the Partnership, TexStar and Southcross Energy GP LLC, an indirect subsidiary of the Partnership. This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on August 5, 2014 to include the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited consolidated financial statements of the TexStar Rich Gas System as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012, and the unaudited consolidated financial statements of the TexStar Rich Gas System as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference. In addition, the audited combined and consolidated financial statements and the combining and consolidating data of T2 Eagle Ford Gathering Company, LLC and Affiliates as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and for the period from February 17, 2012 (date of inception) through December 31, 2012, are attached to this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference. The Partnership indirectly acquired a (a) 50% interest in T2 Eagle Ford Gathering Company, LLC, (b) 50% interest in T2 EF Cogeneration Holdings LLC and (c) 25% interest in T2 LaSalle Gathering Company LLC as part of the TexStar Rich Gas System.

(b) Pro Forma financial information. The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to the Partnership’s acquisition of the TexStar Rich Gas System are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Padgett, Stratemann & Co., L.L.P.

99.1	TexStar Rich Gas System consolidated balance sheets as of June 30, 2014 (unaudited) and December 31, 2013 and 2012, and consolidated statements of operations, parent company net investment and cash flows for the six months ended June 30, 2014 and 2013 (unaudited) and for the years ended December 31, 2013 and 2012.

99.2	T2 Eagle Ford Gathering Company, LLC and Affiliates combined and consolidated financial statements and combining and consolidating data as of December 31, 2013 and 2012 and for the year ended December 31, 2013, and for the period from February 17, 2012 (date of inception) through December 31, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC, its general partner

Dated: October 20, 2014	By:	/s/ J. Michael Anderson
Name: J. Michael Anderson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Padgett, Stratemann & Co., L.L.P.

99.1	TexStar Rich Gas System consolidated balance sheets as of June 30, 2014 (unaudited) and December 31, 2013 and 2012, and consolidated statements of operations, parent company net investment and cash flows for the six months ended June 30, 2014 and 2013 (unaudited) and for the years ended December 31, 2013 and 2012.

99.2	T2 Eagle Ford Gathering Company, LLC and Affiliates combined and consolidated financial statements and combining and consolidating data as of December 31, 2013 and 2012 and for the year ended December 31, 2013, and for the period from February 17, 2012 (date of inception) through December 31, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014.